FINANCIAL AND CAPITAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2025
FINANCIAL AND CAPITAL RISK MANAGEMENT
FINANCIAL AND CAPITAL RISK MANAGEMENT

19. FINANCIAL AND CAPITAL RISK MANAGEMENT

The Company thoroughly examines the various financial instruments and risks to which it is exposed and assesses the impact and likelihood of those risks. These risks include market risk (including equity price risk, foreign currency risk, interest rate risk and commodity price risk), credit risk, liquidity risk, and capital risk. Where material, these risks are reviewed and monitored by the Board of Directors.

The Board of Directors has overall responsibility for the determination of the Company’s risk management objectives and policies. The overall objective of the Board is to set policies that seek to reduce risk as far as possible without unduly affecting the Company’s competitiveness and flexibility.

a) Market Risk

Market risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate due to changes in market prices. Market risk includes equity price risk, foreign currency risk, interest rate risk and commodity price risk.

Equity Price Risk

The Company is exposed to equity price risk as a result of holding investments in equity securities, which are comprised of marketable securities and mineral property investments, in other mineral property exploration companies.

If the fair value of our investments in equity instruments designated as FVTOCI had been 10% higher or lower as at December 31, 2025, other comprehensive income (loss) for the year ended December 31, 2025 would have decreased or increased, respectively, by approximately $201,000 (2024 - $239,000), as a result of changes in the fair value of equity investments.

Foreign Currency Risk

The Company is exposed to financial risk related to fluctuation of foreign exchange rates. The sensitivity of the Company’s net loss due to changes in the exchange rate between the US dollar against the Canadian dollar is included in the table below in Canadian dollar equivalents. As at December 31, 2025, the Company held USD denominated cash and cash equivalents of $10,201,000 (December 31, 2024 - $2,728,000). The Company has not hedged its exposure to currency fluctuations.

	Years ended December 31,
	2025	2024
Cash, cash equivalents	$10,201	$2,728
Net exposure	$10,201	$2,728
Effect of +/- 10% change in currency	$1,020	$273

Interest Rate Risk

Interest rate risk is the risk that future cash flows will fluctuate as a result of changes in market interest rates. The Company does not have any borrowings that are subject to fluctuations in market interest rate. Interest rate risk is limited to potential decreases on the interest rate offered on cash and cash equivalents held with chartered Canadian financial institutions. The Company manages its interest rate risk by seeking to optimize the interest income earned on excess funds while maintaining the necessary liquidity to conduct its day-to-day operations. The Company considers this risk to be immaterial.

Commodity price risk

The Company is subject to commodity price risk from fluctuations in the market prices for silver. Commodity price risks are affected by many factors that are outside the Company’s control including global or regional consumption patterns, the supply of and demand for metals, speculative activities, the availability and costs of metal substitutes, inflation, and political and economic conditions. The financial instrument impacted by commodity prices is the Silver Stream derivative liability. The Company’s net loss would have increased or decreased by approximately $10.4 million if the commodity price had been 10% higher or lower as at December 31, 2025.

b) Credit Risk

Credit risk is the risk of financial loss to the Company if a customer or counterparty to a financial instrument fails to meet its contractual obligations. Financial instruments which are potentially subject to credit risk for the Company consist primarily of cash and cash equivalents, accounts and other receivables, and the reclamation deposit. The Company considers credit risk with respect to its cash and cash equivalents to be immaterial as cash and cash equivalents are mainly held through high credit quality major Canadian financial institutions as determined by ratings agencies.

c) Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due.

The Company’s policy is to try to ensure that it will have sufficient cash to allow it to meet its liabilities when they become due. The Company manages its liquidity risk by preparing annual estimates of exploration and administrative expenditures and monitoring actual expenditures compared to the estimates to ensure that there is sufficient capital on hand to meet ongoing obligations.

The Company’s operations to date have been financed by the issuance of common shares, sale of investments, assets, and royalties and the exercise of stock options. The Company expects to fund continuing and future operations through a combination of additional financing, the realization of value from its investments and other assets, and prudent management of expenditures.

The following table summarizes the maturities of the Company’s financial liabilities as at December 31, 2025 based on the undiscounted contractual cash flows. The Company’s Silver Stream derivative liability is also a financial liability; however, as settlement is not expected within the next five years, it has not been included in the table below.

	Carrying Amount	Contractual Cash Flows	Less than 1 year	1 – 3 years	4 – 5 years
Accounts payable and accrued liabilities	$13,802	$13,802	$13,802	$-	$-
Accounts payable and accrued liabilities AHFS	373	373	373	-	-
Other liabilities	200	200	200	-	-
Lease liability	175	195	92	103	-
Total	$14,550	$14,570	$14,467	$103	$-

As at December 31, 2025, the Company held cash and cash equivalents of $43,346,000 (December 31, 2024 - $11,351,000).

d) Capital Risk Management

The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern in order to pursue the exploration and retention of its mineral properties. In the management of capital, the Company includes the components of shareholders’ equity. The Company prepares annual estimates of exploration and administrative expenditures and monitors actual expenditures compared to the estimates to ensure that there is sufficient capital on hand to meet ongoing obligations.